Concentration of Credit Risks	12 Months Ended
Dec. 31, 2020
Risks and Uncertainties [Abstract]
Concentration of Credit Risks
17. Concentration of Credit Risks
The Company’s vessels ar
e
 chartered under either a time charter arrangement or voyage charter arrangement. Under a time charter arrangement, no security is provided for the payment of charter hire. However, payment is usually required monthly in advance. Under a voyage charter arrangement, a lien may sometimes be placed on the cargo to secure the payment of the accounts receivable, as permitted by the prevailing charter party agreement.
During 2020, two charterers contributed 10% or
more
of the operating revenues, comprising approximately 12.8% or $41.0 million and 12.3% or $39.6 million, respectively. (2019: four charterers contributed 10% or more of the operating revenues, comprising approximately 16.8% or $51.0 million, 13.9% or $41.9 million, 13.2% or $30.8 million, and 10.2% or $7.2 million, respectively).
Other than 9.3% of operating revenues arising from vessels trading exclusively in Indonesia for the year ended December 31, 2020 (year ended December 31 2019: 10.2%), our vessels operate on a worldwide basis and are not restricted to specific locations.
The Company considers the equity accounted joint ventures do not meet the criteria in ASC 280 to be separate reportable segments.
As of December 31, 2019, and 2020, all of the Company’s cash, cash equivalents, restricted cash, and short-term investments were held by large financial institutions, highly rated by a recognized rating agency.